Supplement dated March 11, 2010

to the Prospectuses and Statements of Additional Information

LORD ABBETT MUNICIPAL INCOME FUND

Lord Abbett National Tax Free Fund

Lord Abbett California Tax Free Fund

Lord Abbett Connecticut Tax Free Fund

Lord Abbett Hawaii Tax Free Fund

Lord Abbett Missouri Tax Free Fund

Lord Abbett New Jersey Tax Free Fund

Lord Abbett New York Tax Free Fund

  LORD ABBETT MUNICIPAL INCOME TRUST

Lord Abbett Georgia Tax Free Trust

Lord Abbett High Yield Municipal Bond Fund

Lord Abbett Intermediate Tax Free Fund

Lord Abbett Pennsylvania Tax Free Trust

Lord Abbett Short Duration Tax Free Fund

The following amends certain information, as described below, in each of the above-referenced Funds’ Prospectus and Statement of Additional Information:

Effective April 1, 2010, the Lord Abbett Funds will not accept purchases of Class C shares (i) of $500,000 or more, or (ii) in any amount that, when combined with the value of all shares of Eligible Funds under the terms of rights of accumulation, would result in the investor holding more than $500,000 of shares Eligible Funds at the time of such purchase, unless an appropriate representative of the investor’s broker-dealer firm (or other financial intermediary, as applicable) provides written authorization for the transaction. Please contact Lord Abbett Distributor LLC with any questions regarding eligibility to purchase Class C shares based on such authorization.

Effective April 1, 2010, if you have direct account privileges with the Fund, the Fund will require a guaranteed signature by an eligible guarantor on requests for redemption requests that exceed $100,000 (formerly $50,000). Accordingly, redemption requests may be submitted by telephone or online without a signature guarantee for redemptions up to $100,000.

The section of the Prospectus titled “Information for Managing Your Fund Account – Financial Intermediary Compensation – Class C Shares” is replaced in its entirety with the following:

Class C Shares. Lord Abbett Distributor may pay financial intermediaries selling Class C shares a sales concession of up to 1.00% of the purchase price of the Class C shares and Lord Abbett Distributor will collect and retain any applicable CDSC. Financial intermediaries also receive an annual service fee beginning in the thirteenth month after purchase of up to 0.75% of the average daily net assets represented by the Class C shares that starts to accrue after twelve months following the purchase of Class C shares.

Please retain this document for your future reference.